VK-NYTFI SUM SUP-3 040116

Summary Prospectus Supplement dated April 1, 2016

The purpose of this mailing is to provide you with changes to the current Summary Prospectus for Class A, B, C and Y shares of the Fund listed below:

Invesco New York Tax Free Income Fund

The following information replaces the table in its entirety appearing under the heading “Management of the Fund” in the summary prospectus:

“Portfolio Managers	Title	Length of Service on the Fund
Mark Paris	Portfolio Manager	2015
John Connelly	Portfolio Manager	2016
Tim O’Reilly	Portfolio Manager	2016
James Phillips	Portfolio Manager	2015
Robert Stryker	Portfolio Manager	2010 (predecessor fund 2007)
Julius Williams	Portfolio Manager	2010 (predecessor fund 2009)”

VK-NYTFI SUM SUP-3 040116